Exhibit 32.3



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q of AFP Imaging Corporation (the "Company") for the quarter ended March 31, 2005, (the "Report"), I Elise Nissen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.




/s/ Elise Nissen
------------------------
Elise Nissen,
Chief Financial Officer
May 13, 2005


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